                            SCHEDULE 14C INFORMATION
        INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT                       /X/

FILED BY A PARTY OTHER THAN THE REGISTRANT    / /

CHECK THE APPROPRIATE BOX:

/X/   PRELIMINARY INFORMATION STATEMENT
/ /   DEFINITIVE INFORMATION STATEMENT
/ / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14c-5(d)(2))

                                  INTRAC, INC.
                (Name of Registrant as Specified In Its Charter)
Payment of Filing Fee (Check the appropriate box):
/X/   No fee required
/ /   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)   TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

________________________________________________________________________________

(2)   AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

________________________________________________________________________________

(3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

________________________________________________________________________________

(4)   PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

________________________________________________________________________________

(5)   TOTAL FEE PAID:
/ /  FEE PREVIOUSLY PAID WITH PRELIMINARY MATERIALS.
/ / CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(a)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

(1)  AMOUNT PREVIOUSLY PAID:

     ___________________________________________________________________________

(2)  FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:

     ___________________________________________________________________________

(3)  FILING PARTY:

     ___________________________________________________________________________

(4)  DATE FILED:

     ___________________________________________________________________________

                              INFORMATION STATEMENT
                                       OF
                                  INTRAC, INC.
                              131 WEST 35TH STREET
                            NEW YORK, NEW YORK 10001

                  THIS INFORMATION STATEMENT IS BEING PROVIDED
                        TO YOU BY THE BOARD OF DIRECTORS
                                 OF INTRAC, INC.

                        WE ARE NOT ASKING YOU FOR A PROXY
                          AND YOU ARE REQUESTED NOT TO
                                 SEND US A PROXY

      This Information Statement is being mailed or furnished to the stockholders of Intrac, Inc., a Nevada corporation (the "Company"), in connection with the previous approval by unanimous written consent on June 24, 2002, of the Company's Board of Directors of the corporate action referred to below and the subsequent adoption of such corporate action by written consent on June 24, 2002 of holders entitled to vote a majority of the aggregate shares of common stock par value $0.001 per share (the "Common Stock") of the Company, and series A preferred stock, par value $0.001 per share (the "Series A Preferred Stock") representing 54% of the aggregate shares of Common Stock and Series A Preferred Stock of the Company entitled to vote. Accordingly, all necessary corporate approvals in connection with the matter referred to herein have been obtained and this Information Statement is furnished solely for the purpose of informing the stockholders of the Company, in the manner required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of this corporate action before it takes effect.

      This Information Statement is first being mailed or furnished to the stockholders of the Company on or about July __, 2002, and the transaction described herein shall not become effective until at least 20 days thereafter.

                               ACTION BY BOARD OF
                                  DIRECTORS AND
                             CONSENTING STOCKHOLDERS

      The following corporate action was authorized by unanimous written consent of the Board of Directors of the Company on June 24, 2002, a copy of which is attached hereto as Exhibit A, and subsequently approved by written consent of holders entitled to vote a majority of the Common Stock and Series A Preferred Stock of the Company on June 24, 2002, which is attached hereto as Exhibit B:

      1. The approval of an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of the Company's Common Stock to 500,000,000 shares.

      The reasons for, and general effect of, the Amendment to the Articles of Incorporation to increase the number of shares of the Company's Common Stock is described in "ACTION 1 - AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK." A form of the Amendment is attached hereto as Exhibit C.

      The Board of Directors of the Company knows of no other matters other than those described in this Information Statement which have been recently approved or considered by the holders of the Company's Common Stock and Series A Preferred Stock.

      The Board of Directors by unanimous written consent on June 24, 2002, without approval by the stockholders pursuant to Section 78.2055 of the Nevada Revised Statutes, authorized a 1-for-9,500 reverse stock split of the Company's issued and outstanding Common Stock and a corresponding decrease in the number of authorized shares of the Company's Common Stock (the `Reverse Split"). A Certificate of Change reflecting the Reverse Split was filed with the Secretary of State of the State of Nevada on June 26, 2002, to be effective on July 5, 2002. As of July 5, 2002, after giving effect to the Reverse Split, there were 99,989 shares of Common Stock issued and outstanding, and 105,264 shares of Common Stock authorized.

                                     GENERAL

      The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Company's Common Stock and Series A Preferred Stock.

                              VOTING SECURITIES AND
                            PRINCIPAL HOLDERS THEREOF

      As of July 3, 2002, there were 949,887,026 outstanding shares of Common Stock and 200,000 outstanding shares of Series A Preferred Stock. Each holder of Common Stock is entitled to one vote for each share held by such holder, and each holder of Series A Preferred Stock is entitled to an aggregate of 2,064,971,795 votes, representing 54% of the aggregate shares of Common Stock and Series A Preferred Stock entitled to vote. By virtue of their holdings of Series A Preferred Stock, the executive officers of the Company, who are also directors of the Company, were able to authorize the corporate action described herein.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

      The following table sets forth, as of July 3, 2002, certain information as to the stock ownership of each person known by the Company to own beneficially 5% or more of the Company's outstanding Common Stock, by each director of the Company who owns shares of Common Stock, and by all officers and directors as a group. This table includes the shares of Series A Preferred Stock, which have the right in the aggregate to cast 54% of the total votes which may be cast by the holders of all the outstanding (i) shares of Common Stock and (ii) Series A Preferred Stock.


                                            Number of shares
                        Number of shares      of Series A
 Name and Address of     of Common Stock    Preferred Stock     Percentage of
   Beneficial Owner         Owned (1)            Owned          Voting Rights
   ----------------     ----------------    ----------------    -------------
Isaac Nussen
131 West 35th Street
New York, NY  10001          332,500            100,000              54%

George Weisz
131 West 35th Street
New York, NY  10001          332,500            100,000              54%

All officers and
directors as a group
(2 persons)                    -0-              200,000              54%


(1) Except as otherwise indicated, all shares are beneficially owned and sole voting and investment power is held by the persons named.

                        NOTICE TO STOCKHOLDERS OF ACTIONS
                       APPROVED BY CONSENTING STOCKHOLDERS

      The following action has been approved by the written consent of holders entitled to vote a majority of the aggregate shares of Common Stock and Series A Preferred Stock of the Company:

                                    ACTION 1

                              AMENDMENT TO ARTICLES
                   OF INCORPORATION TO INCREASE THE NUMBER OF
                                AUTHORIZED SHARES
                          OF THE COMPANY'S COMMON STOCK

      The board of directors adopted a resolution, by unanimous written consent, to amend the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock of the Company. After giving effect to the Reverse Split on July 5, 2002, the Company is authorized to issue 105,264 shares of Common Stock. The amendment (the "Amendment") to the Company's Articles of Incorporation in the form attached hereto as Exhibit C, increases the authorized shares of the Company's Common Stock from 105,264 shares to 500,000,000 shares. Of the 105,264 shares of Common Stock currently authorized, 99,989 shares of Common Stock are issued and outstanding. Paragraph 4.1 of ARTICLE IV of the Company's Articles of Incorporation will read as follows:

      "4.1 NUMBER OF SHARES AUTHORIZED; PAR VALUE. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 505,000,000. The corporation is authorized to issue 500,000,000 shares of common stock, par value $0.001 per share (the "Common Stock") and 5,000,000 shares of preferred stock, par value $0.001 per share (the "Preferred Stock"). The Preferred Stock may be issued at any time or from time to time, in any one or more series, and any such series shall be comprised of such number of shares and may have such voting powers, whole or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including liquidation preferences, as shall be stated and expressed in the resolution or resolutions of the board of directors of the Corporation, the board of directors being hereby expressly vested with such power and authority to the full extent now or hereafter permitted by law."

      The Company is increasing the number of authorized shares of its Common Stock to provide additional shares for general corporate purposes, including stock dividends and splits, raising additional capital, issuance of shares pursuant to employee stock option plans, issuances upon conversion of its outstanding 8% Series SPA Senior Subordinated Convertible Redeemable Debenture (the "Debenture") and shares of Preferred Stock which may be issued, and for possible future acquisitions. The Company currently has outstanding $295,874 principal amount of the Debentures which are convertible into shares of Common Stock.

      The Company's officers may from time to time engage in discussions with other companies concerning the possible acquisition of such companies by the Company in which the

Company may consider issuing stock as part or all of the acquisition price. The board of directors believes that an increase in the total number of shares of authorized Common Stock will better enable the Company to meet its future needs and give it greater flexibility in responding quickly to business opportunities. The increase will also provide additional shares for corporate purposes generally.

      The Board of Directors of the Company knows of no other matters other than those described in this Information Statement, which have been recently approved or considered by the holders of the Company's Common Stock and Series A Preferred Stock.

                                    By Order of the Board of Directors

                                    GEORGE WEISZ
                                    SECRETARY

Dated: New York, New York
       July __, 2002

                                    EXHIBIT A

                            UNANIMOUS WRITTEN CONSENT
                                     OF THE
                               BOARD OF DIRECTORS
                                       OF
                                  INTRAC, INC.

      The undersigned, constituting all of the members of the board of directors (the "BOARD") of Intrac, Inc., a Nevada corporation (the "COMPANY"), adopt the following resolutions by unanimous written consent in lieu of a meeting, pursuant to Section 78.315 of the Nevada Revised Statutes:

                  RESOLVED, that an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of the Company's Common Stock to 500,000,000 shares, in substantially the form attached hereto as EXHIBIT A, is hereby approved;

                  RESOLVED, that the officers of the Company be, and each of them individually hereby is, authorized, empowered and directed, to execute and file with the Secretary of State of Nevada, any and all such certificates, amendments, instruments and documents, in the name of, and on behalf of, the Company, with such changes thereto as any officer may approve, and to take all such further action as they, or any of them, may deem necessary or appropriate to carry out the purpose and intent of the foregoing resolutions.

      IN WITNESS WHEREOF, the undersigned have adopted the foregoing resolutions by unanimous written consent as of the 24th day of June, 2002.


                                    /s/ Isaac Nussen
                                    ---------------------------------
                                    Isaac Nussen

                                    /s/ George Weisz
                                    ---------------------------------
                                    George Weisz

                                    EXHIBIT B

                         WRITTEN CONSENT OF THE MAJORITY
                             OF THE STOCKHOLDERS OF
                                  INTRAC, INC.

      The undersigned, constituting the holders entitled to vote a majority of the aggregate shares of common stock, par value $0.001 per share (the "Common Stock") of Intrac, Inc., a Nevada corporation (the "COMPANY") and series A preferred stock, par value $0.001 per share (the "Series A Preferred Stock") of the Company, hereby adopt the following resolutions by written consent in lieu of a meeting, pursuant to Section 78.320 of the Nevada Revised Statutes:

                  RESOLVED, that an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of the Company's Common Stock to 500,000,000 shares, in substantially the form attached hereto as EXHIBIT A, is hereby approved.

      IN WITNESS WHEREOF, the undersigned have adopted the foregoing resolutions by written consent as of the 24th day of June, 2002.


                                    /s/ Isaac Nussen
                                    ---------------------------------
                                    Isaac Nussen


                                    /s/ George Weisz
                                    ---------------------------------
                                    George Weisz

                                    EXHIBIT C

                            CERTIFICATE OF AMENDMENT
                          TO ARTICLES OF INCORPORATION
                         FOR NEVADA PROFIT CORPORATIONS

          (PURSUANT TO NRS 78.385 AND 78.390 -AFTER ISSUANCE OF STOCK)


      1. Name of corporation: Intrac, Inc., (the "Corporation")

      2. Paragraph 4.1 of ARTICLE IV of the articles has been amended in its entirety to read as follows:

      "4.1 NUMBER OF SHARES AUTHORIZED; PAR VALUE. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 505,000,000. The corporation is authorized to issue 500,000,000 shares of common stock, par value $0.001 per share (the "Common Stock") and 5,000,000 shares of preferred stock, par value $0.001 per share (the "Preferred Stock"). The Preferred Stock may be issued at any time or from time to time, in any one or more series, and any such series shall be comprised of such number of shares and may have such voting powers, whole or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including liquidation preferences, as shall be stated and expressed in the resolution or resolutions of the board of directors of the Corporation, the board of directors being hereby expressly vested with such power and authority to the full extent now or hereafter permitted by law."

      3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provision of the articles of incorporation have voted in favor of the amendment is: 2,064,971,795.

      4. Officer Signature: /s/ Isaac Nussen
                            ----------------------------